UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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American Physicians Service Group, Inc.

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AMERICAN PHYSICIANS SERVICE GROUP, INC.	Shareholder Meeting to be held on 06/12/08
** IMPORTANT NOTICE **	Proxy Material Available
Regarding the Availability of Proxy Material	• Notice and Proxy Statement
• Annual Report on Form 10-K
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This  communication  presents  only  an  overview  of  the  more complete  proxy  material  that  is available  to  you  on  the  Internet. We  encourage  you  to  access  and  review  all  of  the  important information  contained  in  the  proxy  material  before  voting.

PROXY MATERIAL - VIEW OR RECEIVE

You  can  choose  to  view  the  material  online  or  if  you want to receive a paper or e-mail copy you must request one. There is NO charge to you for requesting a copy.

To  facilitate  timely  delivery  please  make  the  request as instructed below on or before 5/29/08.

1301 S. CAPITAL OF TEXAS	HOW TO VIEW MATERIAL VIA THE INTERNET
HWY. SUITE C-300 AUSTIN, TX 78746	Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote
Meeting Type: Annual	Vote In Person
Meeting Date: 06/12/08

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Meeting Time: 8:30 A.M. CDT
For holders as of: 04/18/08

Meeting Location:
American Physicians Service Group,
Inc. Corporate Headquarters
1301 S. Capital of Texas
Hwy. Suite C-300	Vote By Internet
Austin, TX 78746	To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have  your notice  in  hand  when  you access  the web site and follow the instructions.

Meeting Directions:
For Meeting Directions Please Call:
800.252.3628

Voting items

The Board of Directors recommends that you vote FOR the following proposals:

1.

Election of Directors:

Nominees:

01)    Norris C. Knight, Jr., M. D.

05)    William J. Peche, M.D.

02)    Timothy L. LaFrey

06)    William A. Searles

03)    Lew N. Little, Jr.

07)    Kenneth S. Shifrin

04)    Jackie Majors

08)    Cheryl Williams

2.

To approve an amendment to the 2005 Incentive and Non-qualified Stock Option Plan.

3.

To approve an amendment to the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Master Plan.

4.

To transact such other business as may properly come before the meeting or any adjournment(s) thereof.